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                                                                    EXHIBIT 24.1

                             STAR BANC CORPORATION

                               POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of STAR BANC CORPORATION, an Ohio corporation, does hereby make, constitute and appoint JERRY A. GRUNDHOFER, DAVID M. MOFFETT, JAMES D. HOGAN, and THOMAS J. LAKIN, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officers of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $500,000,000, proposed to be sold by said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney, this 14th day of January, 1997.

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
/s/ JAMES R. BRIDGELAND, JR.                     /s/ THOMAS J. KLINEDINST, JR.
--------------------------------------------     --------------------------------------------
James R. Bridgeland, Jr.                         Thomas J. Klinedinst, Jr.

/s/ LAURENCE L. BROWNING, JR.                    /s/ CHARLES S. MECHEM, JR.
--------------------------------------------     --------------------------------------------
Laurence L. Browning, Jr.                        Charles S. Mechem, Jr.

/s/ VICTORIA B. BUYNISKI                         /s/ DANIEL J. MEYER
--------------------------------------------     --------------------------------------------
Victoria B. Buyniski                             Daniel J. Meyer

/s/ SAMUEL M. CASSIDY                            /s/ DAVID B. O'MALEY
--------------------------------------------     --------------------------------------------
Samuel M. Cassidy                                David B. O'Maley

/s/ V. ANDERSON COOMBE                           /s/ ODELL M. OWENS
--------------------------------------------     --------------------------------------------
V. Anderson Coombe                               Odell M. Owens

/s/ JOHN C. DANNEMILLER                          /s/ THOMAS E. PETRY
--------------------------------------------     --------------------------------------------
John C. Dannemiller                              Thomas E. Petry

/s/ J.P. HAYDEN, JR.                             /s/ WILLIAM C. PORTMAN
--------------------------------------------     --------------------------------------------
J.P. Hayden, Jr.                                 William C. Portman

/s/ ROGER I. HOWE                                /s/ OLIVER W. WADDELL
--------------------------------------------     --------------------------------------------
Roger I. Howe                                    Oliver W. Waddell
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